UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

ANESIVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2007, the Compensation Committee of the Board of Directors of Anesiva, Inc. approved an amendment to our form of restricted stock award grant notice, the terms of which are set forth on Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Restricted Stock Award Grant Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007	ANESIVA, INC.

	By:	/s/ Patrick A. Broderick
Patrick A. Broderick
Vice President and General Counsel